NOTE 4 - LOSS PER SHARE INFORMATION: Schedule of Earnings Per Share, Basic and Diluted (Tables)	Dec. 31, 2022
Tables/Schedules
Schedule of Earnings Per Share, Basic and Diluted

	For the year ended	For the partial year ended
	December 31, 2022	December 31, 2021
Net Loss	$ (63,095)	$ (3,226)
Basic and Diluted Weighted-Average Shares Outstanding	1,489,954	78,904
Basic and Diluted Loss per Share	$ (0.04)	$ (0.04)